LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                             ENDED JULY 31, 2000

Seeks to provide a guaranteed return of investment on the designated maturity date to investors who reinvest all dividends and hold their shares to the maturity date, and seeks to provide a total return, a combination of capital growth and income

KEMPER TARGET EQUITY FUND
KEMPER WORLDWIDE
2004 FUND

"... The broad correction in global equity markets that began in the second half of the period posed several challenges, including persistent bouts of heightened volatility that whipped the markets. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
10
COUNTRY CONCENTRATIONS
11
LARGEST HOLDINGS
12
PORTFOLIO OF INVESTMENTS
20
FINANCIAL STATEMENTS
23
FINANCIAL HIGHLIGHTS
24
NOTES TO FINANCIAL STATEMENTS
27
REPORT OF INDEPENDENT
AUDITORS
28
TAX INFORMATION

AT A GLANCE

TERMS TO KNOW

 KEMPER WORLDWIDE 2004 FUND
 TOTAL RETURN*
 FOR THE YEAR ENDED JULY 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE)

    KEMPER WORLDWIDE 2004 FUND                9.88%
 ........................................................

RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE FUND'S PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS TABLE AT THE END OF THIS REPORT.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  7/31/00    7/31/99
 .........................................................
    KEMPER WORLDWIDE 2004 FUND      $10.19     $10.32
 .........................................................

 DIVIDEND REVIEW

 DURING THE PERIOD ENDED JULY 31, 2000, KEMPER WORLDWIDE 2004 FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                   INCOME       SHORT-TERM     LONG-TERM
                  DIVIDEND     CAPITAL GAIN   CAPITAL GAIN
 ..............................................................
    KEMPER
    WORLDWIDE
    2004 FUND      $0.39          $0.19          $0.58
 ..............................................................

CURRENCY WEAKNESS A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. Trading or central bank intervention (or the lack of intervention) may prompt weakness in the currency markets. For U.S. investors who are investing overseas, a weakness in a foreign currency can have the effect of reducing an investment's total return because the investment, converted back into U.S. dollars, will require more of the foreign currency to purchase dollars.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually in terms of sector, industry or country -- within a portfolio relative to the portfolio's benchmark index or investment universe.

RESTRUCTURING Implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER,

When an irresistible force such as the ebullient U.S. economy meets an immovable object, such as a determined Federal Reserve Board, the old song is right:
Something's gotta give. One possibility -- the economy could slow down as the Fed has ordered. Or, if market volatility becomes truly distressful, the Fed could back off, as it has in the past. A third possibility is that neither the Fed nor the economy will give way until it's too late, which could lead to a recession. Recent evidence suggests, however, that the economy probably will slow down as ordered. The Fed decided to leave rates unchanged at both its June and August meetings, and in his testimony before Congress in late July, Fed Chairman Alan Greenspan said he believes a slowdown has indeed arrived.

  Before explaining why we agree with the Fed that a slowdown is a good bet, let's review how monetary policy works. Central bankers often sound like witch doctors reading animal entrails, so it's understandable that many people are confused about monetary policy. But monetary policy still works in the same way it always has. First, it changes the price and availability of money. More subtly, it alters people's perceptions about and confidence in the future, thereby adjusting their willingness to take risks.

  The Fed only started raising interest rates a little over year ago, and it takes at least that long for higher rates to impact borrowers. There are two reasons. First, interest rates on many existing loans are fixed. And, a family who has just selected a dream house isn't going walk away if mortgage rates rise a notch. Similarly, a company that has just approved an expansion program won't stop cold because the prime rate is higher. So it's foolish to think that America's economy has become less interest-sensitive because the economy roared through the first several months of this year. Americans are more in hock than ever, so higher interest rates will hurt more than ever. The sharp drop in housing starts and auto sales from their February peak is probably the first sign that higher rates are biting. They will bite harder in coming months. We look for both housing starts and vehicle sales to continue to drop and to be lower in 2001 than in 2000.

  Confidence is harder to measure, but there are some early flutters of weakness. It's true that consumers remain cheerily upbeat. But corporate bond markets, the most sensitive barometer of business confidence and a vital source of corporate funds, have been nervous. Investors are demanding a big premium before they'll buy lower quality bonds, which means there's less new money for companies to spend.

  So far, companies have been able to get around the bond market stinginess by turning to their bankers. Banks lent businesses 9 percent more from January through July of this year than they did during the first seven months of 1999. But some banks are beginning to worry, too. Bank examiners have been questioning the quality of loans and the level of reserves. In response, more bankers are tightening lending standards and raising rates. This is a textbook case of how tighter monetary policy eventually slows an economy.

  Aren't bond market and banker concerns overdone? As long as the economy keeps growing at 3 percent or so, won't that guarantee such good profits that paying the bills will be a cinch? Not necessarily. Profits are far more cyclical than economic growth. Earnings actually fell during 1998, even though the economy continued to roll. That was a global crisis, when foreign earnings fell sharply. But take a look at the last "soft landing" during 1995. Revenue growth dipped and pricing power fell, squeezing profits. The same thing is likely to happen again in the coming slowdown -- and this time, tight labor markets could make it even tougher for companies to control costs quickly. Assuming growth is between
2.5 percent and 3 percent by the end of 2001, we believe year-over-year profit comparisons will have turned slightly negative.

  A profit slowdown when new lines of credit are hard to come by will take its toll on capital spending. We expect growth in business outlays for buildings and equipment to slip from over 12 percent this year to around 8 percent in 2001. That's still quite robust, and the "high-tech imperative" is the reason why. Executives believe that they have no option but to keep up with the technological revolution that is transforming the world. The fact that high-tech gear keeps getting cheaper year after year and also helps save on expensive labor makes the decision to buy it easy. Indeed, unit sales of computers and peripherals to businesses have sustained growth rates in excess of 40 percent since 1995. And the rush is on to lay down the infrastructure for the next generation of wireless communications. We estimate that the telecommunications sector will see unit growth of more than 30 percent this year, double the average growth of the past six years. It's hard even for

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (8/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                        5.8                    6.5                    5.9                   5.3
Prime rate (2)                                   9.5                   8.75                   8.25                   8.5
Inflation rate (3)*                              3.6                    2.7                    2.1                   1.7
The U.S. dollar (4)                              5.1                    2.3                   -5.7                     8
Capital goods orders (5)*                       13.2                   11.4                    8.4                   6.4
Industrial production (5)*                       5.8                    5.2                    4.6                   3.2
Employment growth (6)                            1.9                      2                    2.2                   2.7

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 7/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

superstars to sustain these stratospheric compound growth rates forever, and we do expect some moderation next year. However, high-tech orders continue to ratchet upwards, and the shortage in semiconductors and other components has persisted long enough to cause major players to announce huge capacity additions.

  Another battle the Fed must win before it succeeds in slowing the economy is bringing consumers to heel. Most families still feel better off than they were last year and much richer than they were five years ago. That's a powerful incentive to spend and enjoy. Indeed, total real consumption has been galloping at a 5 percent rate or better since early 1998. But consumers are so important to the economy that if they don't start spending less freely, there won't be a slowdown. However, there is some evidence of moderation. Retailers have been reporting sluggish summer sales, and the back-to-school season is getting off to a slow start. This is music to the Fed's ears, because the policymakers would like nothing better than to sit on the sidelines until well after the Presidential election.

  So what will the slowdown look like? It will be concentrated in retail sales, housing starts and job creation slowed (at least that's where it has surfaced so far). However, strength in high tech orders and capital equipment production probably will help keep the slowdown from becoming too abrupt. We expect about
3.5 percent growth in the second half. That would still produce a hearty 5 percent growth for full year 2000. During 2001, the full impact of the Fed's earlier tightening will probably rein growth in to just 3 percent.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF SEPTEMBER 5, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                             DESPITE THE ROCKY MARKET DURING THE ANNUAL PERIOD ENDED JULY 31, 2000 -- CHARACTERIZED FIRST BY TECH-INSPIRED EUPHORIA AND THEN BY RISING INTEREST RATES, EXTREME VOLATILITY AND CURRENCY
                             WEAKNESS -- KEMPER WORLDWIDE 2004 FUND, A PORTFOLIO COMPRISED OF HIGH-QUALITY DOMESTIC BONDS (60 PERCENT) AND INTERNATIONAL EQUITIES (40 PERCENT), SURPASSED THE 60/40 COMBINATION OF ITS BENCHMARK INDICES. LEAD PORTFOLIO MANAGER IRENE CHENG AND PORTFOLIO MANAGER MARC SLENDEBROEK EXPLAIN WHY THEY BELIEVE THAT THE GROWING EQUITY CULTURE IN EUROPE AND JAPAN, ALONG WITH STRIDES TOWARD GOVERNMENT AND ECONOMIC REFORMS, COULD BODE WELL FOR FUTURE FUND PERFORMANCE.

Q     HOW DID KEMPER WORLDWIDE 2004 FUND PERFORM DURING THE ANNUAL PERIOD?

A     Fund performance was positive despite considerable challenges. Throughout the period, particularly in the latter half, the developed world equity markets struggled with the euro exchange rate, extreme volatility, fluctuating liquidity and dramatic movement in a fairly narrow band of stocks. Nevertheless, the fund gained 9.88 percent (unadjusted for any sales charges) for the one-year period ended July 31, 2000. We beat our benchmark, a 60/40 combination of our two indices, the Lehman Brothers Government/Corporate Bond index and the MSCI EAFE index, respectively, which returned a combined 7.14 percent for the same period. The Lehman Brothers Government/Corporate Bond index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities, while the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) is an unmanaged index generally accepted as a benchmark for major overseas markets.

  Admittedly, our enthusiasm is tempered somewhat by the fund's relative performance as compared with its peers. While the fund performed well against some of our most capable competitors, overall it trailed Lipper's balanced-target-maturity funds' average annual return of 12.76 percent for the one-year period.

  Over time, our goal, of course, is to outperform both the fund's benchmark and its peer-group averages. We remain committed to our investment strategy and believe wholeheartedly that over the long term, our investment discipline will provide superior returns.

Q     WHAT ARE SOME OF THE MAJOR ECONOMIC TRENDS AND POLITICAL EVENTS THAT
INFLUENCED PERFORMANCE?

A    Given our focus on large, blue-chip companies in the more developed economies, it's not surprising that Europe and Japan -- and, indirectly, the United States -- continue to dominate in terms of portfolio influence. Let's look at each separately.

  In Japan, the fund's largest single-country exposure, macroeconomic conditions and low levels of consumer confidence continue to be problematic. Ongoing concern about the sustainability of the country's economic recovery continues to be a central reason behind this fragile sentiment. The majority of the fund's Japanese holdings were issued by companies with only limited

[CHENG PHOTO]

LEAD PORTFOLIO MANAGER IRENE CHENG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1993. PRIOR TO JOINING THE COMPANY, SHE WORKED IN MERCHANT BANKING AS AN EQUITY ANALYST, AND IN OPERATIONS, FINANCE AND CORPORATE PLANNING. CHENG RECEIVED A BACHELOR'S DEGREE SUMMA CUM LAUDE FROM HARVARD/RADCLIFFE COLLEGE, A MASTER'S DEGREE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY AND AN M.B.A. FROM HARVARD BUSINESS SCHOOL.

[SLENDEBROEK PHOTO]

PORTFOLIO MANAGER MARC SLENDEBROEK JOINED THE COMPANY IN 1994. HE IS A MEMBER OF THE FIRM'S GLOBAL EQUITY GROUP, FOCUSING ON PORTFOLIO MANAGEMENT AND RESEARCH FOR INTERNATIONAL EQUITY ACCOUNTS. SLENDEBROEK HOLDS A MASTER'S DEGREE IN CIVIL LAW FROM THE UNIVERSITY OF LEIDEN IN THE NETHERLANDS.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

PERFORMANCE UPDATE

exposure or correlation to the domestic economy, such as industrial firms and companies experiencing significant restructuring.

  The Japanese market fared well for most of the first half of the period. Soon after the new year, though, when the worldwide appetite for technology stocks weakened, the Japanese market began to retrace some of its gains. Because the larger Japanese tech companies were competing in the global marketplace, the performance of their stocks tended to be highly correlated with that of their U.S. and European counterparts. This unwinding of domestic cross-holdings also had an effect on the supply/ demand balance in the Japanese equity market.

  European markets, which have a high correlation to those of the United States, were influenced by the continued rise of U.S. interest rates and stock market volatility. For the first half of the period, European markets experienced an overwhelmingly positive investment environment. Accelerating economic growth, a strong dollar exchange rate, and healthy merger and acquisition activity helped fuel the market during that time. However, this enthusiastic sentiment turned around abruptly as weakness in the U.S. equity market spread and the European Central Bank sanctioned an interest-rate hike on the heels of the same move by the U.S. Federal Reserve. Valuations proved unsustainable during the second half of the period, particularly among the technology, media and telecommunications sectors (commonly referred to as the megasector TMT). And despite the increasing evidence of solid economic recovery all over the continent, the euro exchange rate continued its negative trend.

Q     HOW MUCH OF AN IMPACT DID ACCELERATING CONSOLIDATION ACTIVITY HAVE ON FUND
PERFORMANCE?

A     Throughout the past year, in both Europe and Japan, corporate restructuring and consolidation activity thrived. Notably, the acquisition of Mannesmann, the German wireless company, by British telecommunications giant Vodafone was among the first hostile cross-border mergers in continental Europe. (The combined entity, Vodafone AirTouch, is our top equity holding at 1.1 percent as of July 31, 2000.) The $130 billion deal was considered a watershed event, and the fact that the German government did not intervene was a wake-up call to the rest of Europe. As a result, we believe European companies are beginning to view takeovers as a real threat and are therefore beginning to pay more attention to their stock performance and shareholder demands.

  Another example is Renault's purchase of a controlling stake in Japanese automaker Nissan, proving that even in Japan, the corporate environment is changing. Nissan was struggling to survive a high debt burden, and deteriorating operating performance was leading to a crisis situation. The current restructuring program, under Renault's direction and guidance, is leading to numerous plant closures and huge layoffs. Until recently, such tough and painful measures were unheard of in the Japanese corporate culture.

Q     HOW SIGNIFICANTLY WERE DEVELOPED WORLD MARKETS AFFECTED BY RISING U.S.
INTEREST RATES AND STOCK MARKET VOLATILITY?

A     The impact was extremely significant for a number of reasons. First, the
United States is home to the largest economy in the world, and its consumers have been the driving force behind global and economic growth over the past few years. Second, many companies around the globe obtain financing, at least in part, in U.S. dollars. When interest rates rise, borrowing money becomes more expensive, and companies must grow earnings to compensate.

  Finally, rising volatility and the sharp declines of the Nasdaq during the second half of the period dramatically influenced technology markets around the world. These are direct consequences of the increasing globalization of capital markets in recent years, which has been further enhanced by the relaxation of capital-flow restrictions around the world.

Q     GIVEN THIS BACKDROP, HOW DID YOU POSITION THE PORTFOLIO THROUGHOUT THE
PERIOD?

A     The fund entered the period with a TMT overweight. We balanced this exposure with substantial investments in companies at the beginning of the supply chain, such as industrial commodity stocks and companies undergoing significant corporate restructuring. The fund was underweight in areas where we felt that the competitive landscape was becoming increasingly

PERFORMANCE UPDATE

harsh due to the impact of the Internet and the trend toward globalization. Examples include the financial and retail sectors.

  This strategy worked particularly well in the first half of the period with our investments in TMT. In fact, these were by and large the only sectors that showed absolute gains during a period when investors increased their focus on the so-called new economy. Most other, old-economy stocks, including our investments in companies undergoing significant restructuring and corporate change, performed below expectations.

  Of course, the broad correction in global equity markets that began in the second half of the period posed several challenges, including persistent bouts of heightened volatility that whipped the markets. TMT stocks suffered a particularly sharp sell-off. Unrelenting concerns about interest-rate hikes in the United States, Europe and even Japan, combined with uncertain growth prospects in these markets, led to a more cautious overall investment environment. Fortunately, we had initiated the process of selective profit taking during the beginning of the second half of the period, following some exceptional performance from a number of our TMT selections. Some of the proceeds were put to work in stocks outside the TMT arena, where attractive opportunities had surfaced due to recent declines in share prices.

  We continue the process of reducing our exposure to those areas where valuations had become less fundamentally grounded, particularly in TMT. Our actions do not reflect a view that the technological innovation is about to end, though. We continue to commit funds to this area, but we're placing greater emphasis on blue-chip companies where we feel growth prospects are still undervalued. Our increased stake in telecommunications infrastructure providers is an example of this strategy.

  We also reduced our exposure to the more economically sensitive areas of our portfolio, as it became clearer that the central banks in the United States and, to a lesser extent, Europe are committed to slowing economic growth. This changed the risk/reward profile of some of our more cyclical holdings. The funds were largely redeployed to European financials. Financials, banks in particular, had declined significantly over the past couple years as further consolidation hopes had died down, the Internet threatened the demise of traditional banking models and interest rates were on the rise. We suspect that this news is now fully discounted. In addition, there has been growing evidence that the restructuring is once again picking up pace, and quality management has been able to define promising strategies to use the Internet to its advantage.

Q     WHAT ARE SOME OF THE KEY THEMES DRIVING INTERNATIONAL INVESTING TODAY, AND
HOW WILL THESE HELP SHAPE YOUR INVESTMENT STRATEGY GOING FORWARD?

A     As we enter the beginning of a new fiscal year, Kemper Worldwide 2004 Fund maintains its fixed-income cushion with the equity portion of the portfolio remaining a blend of growth and value stocks, diversified by both country and sector. In line with our strategic overlay, the equity portfolio is positioned to reflect our views that:

  - U.S. economic growth will slow, resulting in a global soft landing. As noted, we have increased our exposure to European financials and maintain an overweight position in technology in anticipation of this trend.

  - Continental European economic growth will remain strong relative to Japan and the United Kingdom. We remain underweight in the United Kingdom, as well as overweight in France, Germany and, to a lesser extent, Japan.

  - In Japan, the pace and sustainability of economic activity are less predictable. Although we have increased our exposure to domestically oriented companies such as real estate and pharmaceuticals, we remain concentrated in technology-oriented and export-oriented companies.

  - Corporate restructuring will remain healthy, resulting in increased profitability in Europe, Japan and the Pacific Basin.

  - The explosion in mobile telephony, Internet and PC applications is sustainable and will likely result in continued growth in telecommunications infrastructure, as well as a persistent shortage of memory and selected components. With an eye toward valuation, we have selectively increased our exposure to well-managed companies poised to benefit from these trends.

PERFORMANCE UPDATE

  We see two main risks over the next 12 months. The first is a potential relapse in U.S. capital markets, driven perhaps by the excess leverage in the U.S. economy finally becoming unsustainable. A downward spiral in U.S. equities and a falling dollar would clearly not bode well for international markets. The second potential risk is a pickup in inflation, which could result in continued higher interest rates and a hard landing for the global economy. While neither of these outcomes is likely in our opinion, we do expect persistent volatility to rock markets as these concerns and others continue to dominate investor sentiment.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED JULY 31, 2000
 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                       1-      5-      LIFE
                                                      YEAR    YEAR    OF FUND
----------------------------------------------------------------------------------------------
    KEMPER WORLDWIDE 2004 FUND                         4.42%   8.13%  8.63%     (since 5/3/94)
 ..................................................................................................

KEMPER WORLDWIDE 2004 FUND
Growth of an assumed $10,000 investment
in Worldwide 2004 Fund shares from
5/31/94 to 7/31/00
[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                  KEMPER WORLDWIDE 2004                                   GOVERNMENT/CORPORATE
                                                          FUND1                    EAFE INDEX+                BOND INDEX++
                                                  ---------------------            -----------            --------------------
5/31/94                                                    9499                       10000                       10000
6/30/96                                                   11596                       11750                       11774
12/31/98                                                  15208                       14663                       14838
7/31/00                                                   16582                       17181                       15282

PAST PERFORMANCE IS NOT PREDICTIVE OF
FUTURE PERFORMANCE. RETURNS AND NET
ASSET VALUE FLUCTUATE. SHARES ARE
REDEEMABLE AT CURRENT NET ASSET VALUE,
WHICH MAY BE MORE OR LESS THAN ORIGINAL
COST.

 *AVERAGE ANNUAL TOTAL RETURN MEASURES
  NET INVESTMENT INCOME AND CAPITAL GAIN
  OR LOSS FROM PORTFOLIO INVESTMENTS,
  ASSUMING REINVESTMENT OF ALL
  DIVIDENDS. AVERAGE ANNUAL TOTAL RETURN
  REFLECTS ANNUALIZED CHANGE. DURING THE
  PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED. FOR ADDITIONAL
  INFORMATION, SEE THE PROSPECTUS,
  STATEMENT OF ADDITIONAL INFORMATION
  AND THE FINANCIAL HIGHLIGHTS TABLE AT
  THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE OF 5.0%. WHEN
    COMPARING KEMPER WORLDWIDE 2004 FUND
    WITH THE EAFE INDEX+ AND THE LEHMAN
    BROTHERS GOVERNMENT/ CORPORATE BOND
    INDEX++ YOU SHOULD NOTE THAT THE
    FUND'S PERFORMANCE REFLECTS THE
    MAXIMUM SALES CHARGE, WHILE NO SUCH
    CHARGES ARE REFLECTED IN THE
    PERFORMANCE OF THE INDICES.

 +THE EAFE INDEX (MORGAN STANLEY CAPITAL
  INTERNATIONAL EUROPE, AUSTRALASIA, FAR
  EAST INDEX) IS AN UNMANAGED INDEX
  GENERALLY ACCEPTED AS A BENCHMARK FOR
  MAJOR OVERSEAS MARKETS. SOURCE IS
  WIESENBERGER(R).

++THE LEHMAN BROTHERS GOVERNMENT/
  CORPORATE BOND INDEX IS AN UNMANAGED
  INDEX COMPRISING INTERMEDIATE- AND
  LONG-TERM GOVERNMENT AND
  INVESTMENT-GRADE CORPORATE DEBT
  SECURITIES. SOURCE IS WIESENBERGER(R).

COUNTRY CONCENTRATIONS

THE FUND'S COMMON STOCK GEOGRAPHIC DISTRIBUTION*
Representing 41.9 percent of the fund's total common stock on July 31, 2000 [BAR GRAPH]

Japan                                                                            10.5
France                                                                            8.3
United Kingdom                                                                    7.0
Germany                                                                           5.1
Italy                                                                             2.4
Netherlands                                                                       1.9
Switzerland                                                                       1.4
Korea                                                                             1.1
Canada                                                                            0.8
Hong Kong                                                                         0.7
Australia                                                                         0.6
Finland                                                                           0.6
Sweden                                                                            0.6
Spain                                                                             0.4
New Zealand                                                                       0.3
Singapore                                                                         0.2

*Please see pages 12 through 19 for detailed listing.

LARGEST HOLDINGS

YOUR FUND'S 20 LARGEST STOCK HOLDINGS*
Representing 13.5 percent of the fund's total common stock on July 31, 2000.

                    HOLDINGS                                        PERCENT
---------------------------------------------------------------------------
                    VODAFONE AIRTOUCH
                    UNITED KINGDOM
1.                                                                    1.1%
---------------------------------------------------------------------------
                    E. ON AG
                    GERMANY
2.                                                                    1.0%
---------------------------------------------------------------------------
                    TOTAL FINA ELF
                    FRANCE
3.                                                                    1.0%
---------------------------------------------------------------------------
                    AVENTIS
                    FRANCE
4.                                                                    0.9%
---------------------------------------------------------------------------
                    ALCATEL
                    FRANCE
5.                                                                    0.8%
---------------------------------------------------------------------------
                    STMICROELECTRONICS
                    FRANCE
6.                                                                    0.7%
---------------------------------------------------------------------------
                    SIEMENS
                    GERMANY
7.                                                                    0.7%
---------------------------------------------------------------------------
                    REUTERS GROUP
                    UNITED KINGDOM
8.                                                                    0.7%
---------------------------------------------------------------------------
                    SHELL TRANSPORT & TRADING
                    UNITED KINGDOM
9.                                                                    0.6%
---------------------------------------------------------------------------
                    ERICSSON LM "B"
                    SWEDEN
10.                                                                   0.6%
---------------------------------------------------------------------------
                    NOKIA
                    FINLAND
11.                                                                   0.6%
---------------------------------------------------------------------------
                    BP AMOCO
                    UNITED KINGDOM
12.                                                                   0.6%
---------------------------------------------------------------------------
                    KYOCERA
                    JAPAN
13.                                                                   0.6%
---------------------------------------------------------------------------
                    NESTLE
                    SWITZERLAND
14.                                                                   0.6%
---------------------------------------------------------------------------
                    SAMSUNG ELECTRONICS
                    KOREA
15.                                                                   0.6%
---------------------------------------------------------------------------
                    NEC CORP.
                    JAPAN
16.                                                                   0.5%
---------------------------------------------------------------------------
                    RIO TINTO
                    UNITED KINGDOM
17.                                                                   0.5%
---------------------------------------------------------------------------
                    ALLIANZ
                    GERMANY
18.                                                                   0.5%
---------------------------------------------------------------------------
                    MATSUSHITA ELECTRIC INDUSTRIAL CORP.
                    JAPAN
19.                                                                   0.5%
---------------------------------------------------------------------------
                    UBS
                    SWITZERLAND
20.                                                                   0.4%
---------------------------------------------------------------------------

*Portfolio holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER WORLDWIDE 2004 FUND
Portfolio of Investments as of July 31, 2000

    SHORT TERM INVESTMENTS--1.3%                                                        PRINCIPAL AMOUNT      VALUE
                                           Chase Euro Time Deposit, 6.375%, 08/01/2000
                                           (Cost $318,000)                                $   318,000      $   318,000
    BONDS--56.8%

    CORPORATE OBLIGATIONS--0.0%
                                           British Aerospace PLC, 7.45%, 11/30/2003
                                             (Producer of military aircrafts)                   1,400            2,036
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    U.S. GOVERNMENT OBLIGATIONS--56.8%
                                           U.S. Treasury Separate Trading Registered
                                             Interest and Principal, principal only,
                                             11/15/2004                                       750,000          565,808
                                           U.S. Treasury Separate Trading Registered
                                             Interest and Principal, principal only,
                                             11/15/2004                                    17,350,000       13,273,097
                                           -------------------------------------------------------------------------------
                                                                                                            13,838,905
                                           -------------------------------------------------------------------------------
                                           TOTAL BONDS
                                           (Cost $12,995,186)                                               13,840,941
                                           -------------------------------------------------------------------------------
    COMMON STOCKS--41.9%                                                                NUMBER OF SHARES

    AUSTRALIA--0.6%
                                           Broken Hill Proprietary Co., Ltd.
                                             (PETROLEUM, MINERAL AND STEEL EXPLORATION
                                             AND PRODUCTION)                                    6,563           69,541
                                           WMC Ltd.
                                             (MINERAL EXPLORATION AND PRODUCTION)              12,500           56,050
                                           Woodside Petroleum, Ltd.
                                             (PRODUCER OF OIL AND GAS)                          3,828           28,160
                                           -------------------------------------------------------------------------------
                                                                                                               153,751
--------------------------------------------------------------------------------------------------------------------------

    CANADA--0.8%
                                           Canadian National Railway Co.
                                             (RAILROAD OPERATIONS)                              2,800           86,606
                                           Nortel Networks Corp.
                                             (SUPPLIER OF NETWORKING SOLUTIONS AND
                                             SERVICES)                                          1,300           96,688
                                           -------------------------------------------------------------------------------
                                                                                                               183,294
--------------------------------------------------------------------------------------------------------------------------

    FINLAND--0.6%
                                           Nokia Oyj
                                             (INTERNATIONAL TELECOMMUNICATIONS COMPANY)         3,320          147,118
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    FRANCE--8.3%
                                           AXA SA
                                             (INSURANCE GROUP PROVIDING INSURANCE,
                                             FINANCE AND REAL ESTATE SERVICES)                    675          102,602
                                           Accor SA
                                             (OPERATOR OF HOTELS, TRAVEL AGENCIES AND
                                             RESTAURANTS)                                         500           21,318
                                           Alcatel
                                             (MANUFACTURER OF TELECOMMUNICATIONS
                                             EQUIPMENT)                                         2,605          192,190
                                           Aventis SA
                                             (MANUFACTURES LIFE SCIENCE PRODUCTS)               2,975          229,138
                                           Banque Nationale de Paris
                                             (BANK)                                             1,274          125,756
                                           Bouygues SA
                                             (CONGLOMERATE: PUBLIC WORKS, REAL ESTATE
                                             AND INDUSTRIAL DEVELOPMENT, ENGINEERING
                                             SERVICES, TELEVISION AND MOTION PICTURES)          1,180           72,675

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        NUMBER OF SHARES      VALUE
                                           Christian Dior
                                             (MANUFACTURER OF LUXURY PRODUCTS)                  1,655      $   101,240
                                           Credit Lyonnais SA
                                             (PROVIDER OF DIVERSIFIED BANKING SERVICES)         2,048           88,551
                                           Dassault Systemes SA
                                             (COMPUTER AIDED DESIGN, MANUFACTURING AND
                                             ENGINEERING SOFTWARE)                                416           34,701
                                           Etablissements Economiques du Casino
                                             Guichard-Perrachon SA
                                             (OPERATOR OF SUPERMARKETS AND CONVENIENCE
                                             STORES)                                              948           63,615
                                           Eurotunnel SA
                                             (DESIGNER, FINANCER AND CONSTRUCTOR OF A
                                             TUNNEL THAT RUNS UNDER THE ENGLISH CHANNEL
                                             AND CONNECTS ENGLAND TO FRANCE)                   78,547           79,353
                                           Lagardere S.C.A.
                                             (HOLDING COMPANY WITH INTERESTS IN
                                             PUBLISHING, DEFENSE, AUDIOVISUAL
                                             PRODUCTION AND SERVICES,
                                             TELECOMMUNICATIONS AND MEDIA)                        846           54,770
                                           Pinault-Printemps-Redoute SA
                                             (OPERATOR OF DEPARTMENT STORES)                      457           94,965
                                           Rhodia SA
                                             (DRUG MANUFACTURER AND CHEMICALS
                                             SPECIALIST)                                        5,383           81,075
                                           STMicroelectronics NV
                                             (MANUFACTURER OF SEMICONDUCTOR INTEGRATED
                                             CIRCUITS)                                          2,808          159,799
                                           Schneider Electric SA
                                             (MANUFACTURER OF ELECTRONIC COMPONENTS AND
                                             AUTOMATED MANUFACTURING SYSTEMS)                     845           57,682
                                           Societe BIC SA
                                             (MANUFACTURER OF OFFICE SUPPLIES)                  1,826           94,776
                                           Suez Lyonnaise des Eaux SA
                                             (WATER AND ELECTRIC UTILITY)                         757          123,837
                                           Total Fina ELF SA "B"
                                             (EXPLORER, DEVELOPER, PRODUCER,
                                             TRANSPORTER AND MARKETER OF OIL AND
                                             NATURAL GAS)                                       1,651          244,684
                                           -------------------------------------------------------------------------------
                                                                                                             2,022,727
--------------------------------------------------------------------------------------------------------------------------

    GERMANY--5.1%
                                           Allianz AG
                                             (MULTI-LINE INSURANCE COMPANY)                       342          128,378
                                           Bayer AG
                                             (CHEMICAL PRODUCER)                                2,341           98,073
                                           Celanese AG*
                                             (MANUFACTURER AND DISTRIBUTOR OF
                                             INDUSTRIAL CHEMICALS)                                272            4,462
                                           Commerzbank AG*
                                             (PROVIDER OF BANKING SERVICES)                     1,175           41,711
                                           Deutsche Telekom AG*
                                             (TELECOMMUNICATION SERVICES)                         795           34,919
                                           Dresdner Bank AG
                                             (PROVIDER OF BANKING SERVICES)                     1,394           64,343
                                           E.On AG
                                             (ELECTRIC UTILITY, DISTRIBUTOR OF OIL AND
                                             CHEMICALS)                                         4,471          251,745
                                           ERGO Versicherungs Gruppe AG
                                             (INSURANCE PROVIDER)                                 437           48,402
                                           Epcos AG*
                                             (PRODUCER OF ELECTRONIC COMPONENTS AND
                                             INTEGRATED CIRCUITS)                                 719           65,174
                                           HypoVereinsbank AG
                                             (BANK)                                             1,734          102,376

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                        NUMBER OF SHARES      VALUE
                                           Metro AG
                                             (OPERATOR OF BUILDING, CLOTHING,
                                             DEPARTMENT, ELECTRONIC AND FOOD STORES)            1,300      $    53,980
                                           Muenchener Rueckversicherungs-Gesellschaft
                                             AG
                                             (REGISTERED) (INSURANCE COMPANY)                     358          118,457
                                           SAP AG
                                             (MANUFACTURER OF COMPUTER SOFTWARE)                  273           61,233
                                           Siemens AG
                                             (ELECTRICAL ENGINEERING AND ELECTRONICS
                                             COMPANY)                                           1,070          166,611
                                           -------------------------------------------------------------------------------
                                                                                                             1,239,864
--------------------------------------------------------------------------------------------------------------------------

    HONG KONG--0.7%
                                           China Telecom Ltd.*
                                             (PROVIDER OF CELLULAR TELECOMMUNICATION
                                             SERVICES)                                          8,000           63,602
                                           Hutchison Whampoa, Ltd.
                                             (DIVERSIFIED INVESTMENT HOLDING COMPANY)           5,400           75,129
                                           Legend Holdings Ltd.
                                             (MANUFACTURER OF COMPUTERS AND RELATED
                                             PRODUCTS)                                         24,000           27,082
                                           Li & Fung Ltd.
                                             (EXPORTER OF CONSUMER PRODUCTS)                    2,000            9,951
                                           -------------------------------------------------------------------------------
                                                                                                               175,764
--------------------------------------------------------------------------------------------------------------------------

    ITALY--2.4%
                                           Alleanza Assicurazioni SpA
                                             (LIFE INSURANCE COMPANY)                           3,100           38,645
                                           Assicurazioni Generali SpA
                                             (MULTI-LINE INSURANCE AND FINANCIAL
                                             SERVICES COMPANY)                                  3,500          115,486
                                           Banco Intesa SpA
                                             (BANK)                                            19,546           86,233
                                           Holding di Partecipazioni Industraili SpA
                                             (HOLDING COMPANY)                                 20,600           26,711
                                           Mediobanca SpA
                                             (PROVIDER OF LOANS AND CREDIT TO
                                             MANUFACTURING AND SERVICE FIRMS)                  11,500          113,516
                                           Riunione Adriatica di Sicurta SpA
                                             (INSURANCE COMPANY)                                5,900           66,715
                                           San Paolo - IMI SpA
                                             (PERSONAL, INVESTMENT AND COMMERCIAL
                                             BANKING)                                           5,100           86,503
                                           Seat Pagine Gialle SpA
                                             (PUBLISHER OF TELECOMMUNICATIONS
                                             DIRECTORIES)                                      12,300           42,865
                                           Seat Pagine Gialle SpA--RNC
                                             (PUBLISHER OF TELECOMMUNICATION
                                             DIRECTORIES)                                       4,800           11,834
                                           -------------------------------------------------------------------------------
                                                                                                               588,508
--------------------------------------------------------------------------------------------------------------------------

    JAPAN--10.5%
                                           Advantest Corp.
                                             (PRODUCER OF MEASURING INSTRUMENTS AND
                                             SEMICONDUCTOR TESTING DEVICES)                       300           50,101
                                           Benesse Corp.
                                             (PROVIDER OF EDUCATIONAL SERVICES)                 1,000           50,274
                                           Chugai Pharmaceutical Co., Ltd.
                                             (PHARMACEUTICAL COMPANY)                           5,000           91,088
                                           DDI Corp.
                                             (PROVIDER OF TELECOMMUNICATION SERVICES)               4           31,079
                                           Daiwa Securities Group, Inc.
                                             (PROVIDER OF BROKERAGE AND OTHER FINANCIAL
                                             SERVICES)                                          5,000           54,570
                                           East Japan Railway Co.
                                             (RAILROAD OPERATIONS)                                 16           93,163

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        NUMBER OF SHARES      VALUE
                                           Fuji Bank, Ltd.
                                             (PROVIDER OF COMMERCIAL BANKING SERVICES)         12,000      $    77,660
                                           Fujisawa Pharmaceutical Co.
                                             (MANUFACTURER AND MARKETER OF ANTIBIOTICS)         1,000           33,729
                                           Fujitsu, Ltd.
                                             (MANUFACTURER OF COMPUTERS)                        4,000          112,614
                                           Kyocera Corp.
                                             (MANUFACTURER OF CERAMIC PACKAGING)                1,000          143,784
                                           Matsushita Electric Industrial Co., Ltd.
                                             (MANUFACTURER OF CONSUMER ELECTRONIC
                                             PRODUCTS)                                          5,000          127,742
                                           Mitsubishi Estate Co., Ltd.
                                             (REAL ESTATE COMPANY)                              6,000           59,726
                                           Mitsui Fudosan Co., Ltd.
                                             (REAL ESTATE COMPANY)                              7,000           68,144
                                           Murata Manufacturing Co., Ltd.
                                             (MANUFACTURER OF CERAMIC APPLIED
                                             ELECTRONIC COMPUTERS)                              1,000          118,830
                                           NEC Corp.
                                             (MANUFACTURER OF TELECOMMUNICATION AND
                                             COMPUTER EQUIPMENT)                                5,000          133,455
                                           NTT Mobile Communications Network, Inc.
                                             (PROVIDER OF VARIOUS TELECOMMUNICATION
                                             SERVICES AND EQUIPMENT)                                4          100,548
                                           Nikko Securities Co., Ltd.
                                             (SECURITIES BROKER AND DEALER)                     7,000           53,684
                                           Nintendo Co., Ltd.
                                             (MANUFACTURER OF GAME EQUIPMENT)                     500           82,176
                                           Nippon Telegraph & Telephone Corp.
                                             (PROVIDER OF TELECOMMUNICATION SERVICES)               5           59,872
                                           Nissan Motor Co., Ltd.
                                             (MANUFACTURER OF MOTOR VEHICLES)                  11,000           55,000
                                           Nomura Securities Co., Ltd.
                                             (FINANCIAL ADVISOR, SECURITIES BROKER AND
                                             UNDERWRITER)                                       5,000           98,035
                                           Ricoh Co., Ltd.
                                             (MANUFACTURER OF COPIERS AND INFORMATION
                                             EQUIPMENT)                                         3,000           53,254
                                           Sakura Bank, Ltd.
                                             (PROVIDER OF BANKING SERVICES)                    16,000           92,870
                                           Sankyo Co., Ltd.
                                             (LEADING ETHICAL DRUG PRODUCER)                    4,000           93,967
                                           Sanyo Electric Co., Ltd.
                                             (MANUFACTURER OF CONSUMER ELECTRONICS)             6,000           44,260
                                           Softbank Corp.
                                             (PROVIDER OF ELECTRONIC COMMERCE, SOFTWARE
                                             AND PERIPHERAL HARDWARE EQUIPMENT)                   200           16,728
                                           Sony Corp.
                                             (MANUFACTURER OF CONSUMER AND INDUSTRIAL
                                             ELECTRONIC EQUIPMENT)                              1,100          101,252
                                           Sumitomo Electric Industries, Ltd.
                                             (MANUFACTURER OF ELECTRIC WIRES AND
                                             CABLES)                                            3,000           48,647
                                           TDK Corp.
                                             (MANUFACTURER OF MAGNETIC TAPES AND FLOPPY
                                             DISCS)                                               900          112,706
                                           Tokyo Electron Ltd.
                                             (MANUFACTURER OF SEMICONDUCTOR PRODUCTION
                                             EQUIPMENT)                                         1,000          108,318

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                        NUMBER OF SHARES      VALUE
                                           Toshiba Corp.
                                             (MANUFACTURER OF ELECTRIC MACHINERY)              12,000      $   105,850
                                           Yamanouchi Pharmaceutical Co., Ltd.
                                             (MANUFACTURES AND MARKETS A WIDE VARIETY
                                             OF PHARMACEUTICALS)                                2,000           93,967
                                           -------------------------------------------------------------------------------
                                                                                                             2,567,093
--------------------------------------------------------------------------------------------------------------------------

    KOREA--1.1%
                                           SK Telecom Co., Ltd.
                                             (PROVIDER OF MOBILE TELECOMMUNICATIONS
                                             SERVICES)                                            500          124,468
                                           Samsung Electronics Co.
                                             (ELECTRONICS MANUFACTURER)                           520          137,363
                                           -------------------------------------------------------------------------------
                                                                                                               261,831
--------------------------------------------------------------------------------------------------------------------------

    NETHERLANDS--1.9%
                                           ABN AMRO Holding NV
                                             (DIVERSIFIED FINANCIAL SERVICES)                   4,500          109,234
                                           Akzo Nobel NV
                                             (PRODUCER AND MARKETER OF HEALTHCARE
                                             PRODUCTS, COATINGS, CHEMICALS AND FIBERS)          1,030           45,814
                                           Equant NV*
                                             (PROVIDER OF INTERNATIONAL DATA NETWORK
                                             SERVICES)                                          1,400           49,334
                                           Gucci Group NV (New York Shares)
                                             (DESIGNER AND PRODUCER OF PERSONAL LUXURY
                                             ACCESSORIES AND APPAREL)                             800           76,550
                                           Koninklinjke Kpn NV*
                                             (PROVIDER OF TELECOMMUNICATIONS SERVICES)          2,720           98,345
                                           Laurus NV
                                             (INTERNATIONAL FOOD RETAILER)                      2,170           24,437
                                           VNU NV
                                             (INTERNATIONAL PUBLISHING COMPANY)                 1,000           54,684
                                           -------------------------------------------------------------------------------
                                                                                                               458,398
--------------------------------------------------------------------------------------------------------------------------

    NEW ZEALAND--0.3%
                                           ASM Lithography Holding NV*
                                             (DEVELOPER, MANUFACTURER AND MARKETER OF
                                             PHOTOLITHOGRAPHY PROJECTIONS SYSTEMS)              1,590           61,527
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    SINGAPORE--0.2%
                                           Chartered Semiconductor (ADR)*
                                             (PROVIDER OF WAFER FABRICATION SERVICES TO
                                             SEMICONDUCTOR SUPPLIERS)                             500           36,000
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    SPAIN--0.4%
                                           Telefonica SA
                                             (PROVIDER OF TELECOMMUNICATION SERVICES)           4,405           92,679
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    SWEDEN--0.6%
                                           Ericsson LM "B"
                                             (PRODUCER OF ADVANCED SYSTEMS AND PRODUCTS
                                             FOR WIRED AND MOBILE COMMUNICATIONS)               7,600          148,546
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    SWITZERLAND--1.4%
                                           Nestle SA (Registered)*
                                             (FOOD MANUFACTURER)                                   68          141,646
                                           Roche Holding AG
                                             (DEVELOPS AND MANUFACTURES PHARMACEUTICAL
                                             AND CHEMICAL PRODUCTS)                                 7           65,756

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        NUMBER OF SHARES      VALUE
                                           Schweizerische
                                             Rueckversicherungs-Gesellschaft AG
                                             (REGISTERED)
                                             (LIFE, ACCIDENT AND HEALTH INSURANCE
                                             COMPANY)                                              26      $    54,595
                                           UBS AG (Registered)
                                             (PROVIDER OF BANKING AND ASSET MANAGEMENT
                                             SERVICES)                                            594           85,584
                                           -------------------------------------------------------------------------------
                                                                                                               347,581
--------------------------------------------------------------------------------------------------------------------------

    TAIWAN--0.0%
                                           GigaMedia Ltd.*
                                             (PROVIDER OF BROADBAND INTERNET ACCESS
                                             SERVICES AND CONTENT)                                900            6,525
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--7.0%
                                           ARM Holdings plc*
                                             (DESIGNER OF RISC MICROPROCESSORS AND
                                             RELATED TECHNOLOGY)                                2,800           31,758
                                           BAE SYSTEMS plc
                                             (PRODUCER OF MILITARY AIRCRAFT)                   12,985           87,608
                                           BOC Group plc
                                             (DIVERSIFIED CHEMICAL COMPANY)                     4,130           61,302
                                           BP Amoco plc
                                             (INTEGRATED WORLD OIL COMPANY)                    16,493          144,411
                                           Billiton plc
                                             (RESOURCE GROUP THAT EXPLORES, PRODUCES
                                             AND MARKETS ALUMINUM AND OTHER METAL
                                             PRODUCTS)                                          9,081           34,580
                                           British Airways plc
                                             (PROVIDER OF PASSENGER AND CARGO AIRLINE
                                             SERVICES)                                          9,113           51,442
                                           Cable and Wireless plc
                                             (INTERNATIONAL TELECOMMUNICATION SERVICES
                                             IN THE UNITED KINGDOM AND HONG KONG)               4,793           83,503
                                           Diageo plc
                                             (PRODUCER AND DISTRIBUTOR OF FOOD
                                             PRODUCTS, BEER AND LIQUOR; OWNER OF FAST
                                             FOOD RESTAURANTS)                                  9,200           80,830
                                           Glaxo Wellcome plc
                                             (PHARMACEUTICAL COMPANY)                           1,726           49,737
                                           Granada Media plc*
                                             (PRODUCER OF TV PROGRAMS, FEATURE FILMS
                                             AND MADE FOR TV MOVIES)                            3,400           31,809
                                           Prudential Corp. plc
                                             (PROVIDER OF A BROAD RANGE OF FINANCIAL
                                             SERVICES)                                          6,041           82,512
                                           Reed International plc
                                             (PUBLISHER OF SCIENTIFIC, PROFESSIONAL AND
                                             BUSINESS TO BUSINESS MATERIALS)                   14,489          115,894
                                           Rentokil Initial plc
                                             (ENVIRONMENTAL SERVICES COMPANY)                  20,206           45,367
                                           Reuters Group plc
                                             (INTERNATIONAL NEWS AND INFORMATION
                                             AGENCY)                                            8,281          158,797
                                           Rio Tinto plc
                                             (MINING COMPANY)                                   8,244          132,502
                                           Shell Transport & Trading plc
                                             (PETROLEUM COMPANY)                               18,800          151,081
                                           SmithKline Beecham plc
                                             (MANUFACTURER OF ETHICAL DRUGS AND
                                             HEALTHCARE PRODUCTS)                               3,884           50,080

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                        NUMBER OF SHARES      VALUE
                                           Standard Chartered plc
                                             (INTERNATIONAL BANKING GROUP)                      4,067      $    57,501
                                           Vodafone AirTouch plc
                                             (PROVIDER OF MOBILE TELECOMMUNICATION
                                             SERVICES)                                         59,514          263,227
                                           -------------------------------------------------------------------------------
                                                                                                             1,713,941
                                           -------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                           (Cost $9,054,349)                                                10,205,147
                                           -------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100.0%
                                           (Cost $22,367,535)(a)                                           $24,364,088

 NOTES TO PORTFOLIO OF INVESTMENTS

 *  Non-income producing securities.

(a) The cost for federal income tax purposes was $22,384,523. At July 31, 2000, net unrealized appreciation for all securities based on tax cost was $1,979,565. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,641,273, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $661,708.

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

At July 31, 2000, the Fund's portfolio of investments had the following industry diversification:

                                                                  VALUE $      PERCENT
--------------------------------------------------------------------------------------
Financial                                                       $ 2,258,451      9.3%
--------------------------------------------------------------------------------------
Technology                                                        1,540,594      6.3%
--------------------------------------------------------------------------------------
Communications                                                    1,344,594      5.5%
--------------------------------------------------------------------------------------
Manufacturing                                                     1,240,348      5.1%
--------------------------------------------------------------------------------------
Energy                                                              568,336      2.3%
--------------------------------------------------------------------------------------
Consumer Staples                                                    532,590      2.2%
--------------------------------------------------------------------------------------
Health                                                              478,324      2.0%
--------------------------------------------------------------------------------------
Service Industries                                                  486,240      2.0%
--------------------------------------------------------------------------------------
Consumer Discretionary                                              353,679      1.5%
--------------------------------------------------------------------------------------
Utilities                                                           375,582      1.5%
--------------------------------------------------------------------------------------
Metals & Minerals                                                   292,673      1.2%
--------------------------------------------------------------------------------------
Durables                                                            247,190      1.0%
--------------------------------------------------------------------------------------
Transportation                                                      231,211      1.0%
--------------------------------------------------------------------------------------
Construction                                                        152,028      0.6%
--------------------------------------------------------------------------------------
Media                                                               103,307      0.4%
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                              10,205,147     41.9%
--------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS                                      13,840,941     56.8%
--------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS                                              318,000      1.3%
--------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO                                      $24,364,088    100.0%
--------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of July 31, 2000

ASSETS
Investments in securities, at value (cost $22,367,535)          $24,364,088
---------------------------------------------------------------------------
Cash                                                                    624
---------------------------------------------------------------------------
Receivable for investments sold                                      43,076
---------------------------------------------------------------------------
Dividends receivable                                                  5,671
---------------------------------------------------------------------------
Interest receivable                                                     161
---------------------------------------------------------------------------
Foreign taxes recoverable                                            16,858
---------------------------------------------------------------------------
Other assets                                                          6,941
---------------------------------------------------------------------------
TOTAL ASSETS                                                     24,437,419
---------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                    15,087
---------------------------------------------------------------------------
Payable for Fund shares redeemed                                      6,114
---------------------------------------------------------------------------
Accrued management fee                                               12,733
---------------------------------------------------------------------------
Other accrued expenses and payables                                  56,263
---------------------------------------------------------------------------
Total liabilities                                                    90,197
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $24,347,222
---------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $   532,848
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                     1,996,553
---------------------------------------------------------------------------
  Foreign currency related transactions                                (872)
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                              1,775,838
---------------------------------------------------------------------------
Paid-in-capital                                                  20,042,855
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $24,347,222
---------------------------------------------------------------------------
 NET ASSET VALUE
Net asset value and redemption price per share ($24,347,222
/ 2,388,175 outstanding shares of beneficial interest, $.01
par value, unlimited number of shares authorized)                    $10.19
---------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended July 31, 2000

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $8,446)             $  212,512
--------------------------------------------------------------------------
Interest                                                         1,105,088
--------------------------------------------------------------------------
Total Income                                                     1,317,600
--------------------------------------------------------------------------
Expenses:
Management fee                                                     160,883
--------------------------------------------------------------------------
Services to shareholders                                            54,620
--------------------------------------------------------------------------
Custodian fees                                                      43,507
--------------------------------------------------------------------------
Administrative services fees                                        66,653
--------------------------------------------------------------------------
Auditing                                                            12,503
--------------------------------------------------------------------------
Legal                                                                2,524
--------------------------------------------------------------------------
Trustees' fees and expenses                                         12,695
--------------------------------------------------------------------------
Reports to shareholders                                             25,637
--------------------------------------------------------------------------
Other                                                               11,515
--------------------------------------------------------------------------
Total expenses, before expense reductions                          390,537
--------------------------------------------------------------------------
Expense reductions                                                  (2,753)
--------------------------------------------------------------------------
Total expenses, after expense reductions                           387,784
--------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       929,816
--------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      2,069,917
--------------------------------------------------------------------------
Foreign currency related transactions                                  420
--------------------------------------------------------------------------
                                                                 2,070,337
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       (373,014)
--------------------------------------------------------------------------
Foreign currency related transactions                                 (872)
--------------------------------------------------------------------------
                                                                  (373,886)
--------------------------------------------------------------------------
Net gain (loss) on investment transactions                       1,696,451
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $2,626,267
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED               YEAR ENDED
                                                                JULY 31, 2000            JULY 31, 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                     $   929,816                  994,171
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                2,070,337                2,007,628
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                      (373,886)              (2,703,119)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         2,626,267                  298,680
------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income                                               (950,433)              (1,119,736)
------------------------------------------------------------------------------------------------------
Net realized gains                                                (1,876,497)              (3,091,020)
------------------------------------------------------------------------------------------------------
Fund share transactions:
Reinvestment of distributions                                      2,692,128                4,216,049
------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (5,954,063)              (5,563,644)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      (3,261,935)              (1,347,595)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (3,462,598)              (5,259,671)
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 27,809,820               33,069,491
------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $532,848 and $554,464, respectively)        $24,347,222              $27,809,820
------------------------------------------------------------------------------------------------------
 OTHER INFORMATION
Shares outstanding at beginning of period                          2,694,309                2,809,229
------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                        278,131                  408,007
------------------------------------------------------------------------------------------------------
Shares redeemed                                                     (584,265)                (522,927)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund Shares                              (306,134)                (114,920)
------------------------------------------------------------------------------------------------------
Shares outstanding at end of period                                2,388,175                2,694,309
------------------------------------------------------------------------------------------------------

 22 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                         FOR THE
                                                                                     ONE MONTH ENDED    YEAR ENDED
                                                            YEAR ENDED JULY 31,         JULY 31,         JUNE 30,
                                                          ------------------------   ---------------   -------------
                                                           2000     1999     1998         1997         1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $10.32    11.77    11.60        11.13        10.60    9.96
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                0.36(a)   .35(a)   .42          .03          .42     .36
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                0.67     (.22)     .77          .44          .71     .63
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                            1.03      .13     1.19          .47         1.13     .99
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                      (0.39)    (.42)    (.49)          --         (.44)   (.35)
--------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions              (0.77)   (1.16)    (.53)          --         (.16)     --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                        (1.16)   (1.58)   (1.02)          --         (.60)   (.35)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $10.19    10.32    11.77        11.60        11.13   10.60
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)                                         9.88     1.12    11.17         4.22**      11.08   10.05
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                    $   24       28       33           36           35      38
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)             1.46     1.30     1.19         1.19*        1.19    1.32
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)              1.45     1.30     1.19         1.19*        1.19    1.32
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                   3.49     3.28     3.49         3.20*        3.63    3.60
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   31       62       27           30*          25      50
--------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

 * Annualized

** Not annualized

    The accompanying notes are an integral part of the financial statements.  23

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Worldwide 2004 Fund (the "Fund") is a
                             diversified series of Kemper Target Equity Fund
                             (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objectives of the Fund are to provide a guaranteed return of investment on the Maturity
                             Date (November 15, 2004) to investors who reinvest all dividends and hold their shares to the Maturity
                             Date, and to provide a total return, a combination of capital growth and income.

                             The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Scudder Kemper Investments, Inc., the Fund's investment manager. Fund shares are sold during a limited offering period, and are redeemable on a continuous basis.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities,

NOTES TO FINANCIAL STATEMENTS

                             income and expenses are translated into U.S.
                             dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             Original issue discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    PURCHASES & SALES
     OF SECURITIES           For the year ended July 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $ 8,071,844

                             Proceeds from sales                      14,779,000

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .60% of average daily net assets. The Fund incurred a management fee of $160,883 for the year ended July 31, 2000. In addition, during the year ended July 31, 2000, the Adviser reimbursed the Fund $81,190 for losses incurred in connection with certain portfolio transactions.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees incurred by the Fund for the year ended July 31, 2000 are $66,653 of which $16,914 is unpaid at July 31, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC incurred shareholder services fees of $40,432 for the year ended July 31, 2000, of which $8,472 is unpaid at July 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended July 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $12,695 to independent trustees.

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended July 31, 2000, the Fund's custodian and transfer agent fees were reduced by $784 and $1,969, respectively, under these arrangements.

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee that is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER WORLDWIDE 2004 FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Worldwide 2004 Fund as of July 31, 2000, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Worldwide 2004 Fund at July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996 to conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
                                          Chicago, Illinois

                                          September 11, 2000

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

The Fund paid distributions of $0.58 per share from net long-term capital gains during its year ended July 31, 2000 of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $536,000 as capital gain dividends for its year ended July 31, 2000.

For corporate shareholders, 9% of the income dividends paid during the Fund's fiscal year ended July 31, 2000 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-Scudder.

NOTES

NOTES

NOTES

TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    WILLIAM F. TRUSCOTT
Trustee                           President                         Vice President

JAMES R. EDGAR                    PHILIP J. COLLORA                 LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Secretary

ARTHUR R. GOTTSCHALK              JOHN R. HEBBLE                    MAUREEN E. KANE
Trustee                           Treasurer                         Assistant Secretary

FREDERICK T. KELSEY               IRENE CHENG                       CAROLINE PEARSON
Trustee                           Vice President                    Assistant Secretary

THOMAS W. LITTAUER                TRACY MCCORMICK                   BRENDA LYONS
Chairman, Trustee and             Vice President                    Assistant Treasurer
Vice President

FRED B. RENWICK                   ANN M. MCCREARY
Trustee                           Vice President

JOHN G. WEITHERS                  KATHRYN L. QUIRK
Trustee                           Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
TRANSFER AGENT                        STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
CUSTODIAN                             THE CHASE MANHATTAN BANK
                                      Chase Metro Tech Center
                                      Brooklyn, NY 11245
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

TRUSTEES&OFFICERS

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Target Equity Fund Prospectus.
KWF - 2 (9/20/00) 1120260
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)